UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THE WENDY’S COMPANY

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the

Availability of Proxy Materials for

The Wendy’s Company

2024 Annual Meeting of Stockholders to be held on

May 21, 2024

For Stockholders of Record as of March 25, 2024

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, go to: www.proxydocs.com/WEN

To vote your proxy while visiting this site, you will need the 12 digit control number in the shaded box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy
materials and VOTE go to www.proxydocs.com/WEN
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy materials for this meeting and future stockholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the 2024 Annual Meeting of Stockholders, you must make this request on or before May 10, 2024.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/WEN	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

The Wendy’s Company

Meeting Information

Meeting Materials:  Notice of 2024 Annual Meeting, Proxy Statement and 2023 Annual Report to Stockholders

Meeting Type:   2024 Annual Meeting of Stockholders

Date:   Tuesday, May 21, 2024

Time:  11:00 AM, ET

Place:  2024 Annual Meeting of Stockholders to be held live via the Internet -
 please visit www.proxydocs.com/WEN for more details

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/WEN

SEE REVERSE FOR FULL LIST OF ITEMS TO BE VOTED ON

The Wendy’s Company

2024 Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1),

FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4, 5 AND 6.

PROPOSAL

1.	Election of Directors

1.01 Nelson Peltz

1.02 Peter W. May

1.03 Matthew H. Peltz

1.04 Wendy C. Arlin

1.05 Michelle Caruso-Cabrera

1.06 Kristin A. Dolan

1.07 Kenneth W. Gilbert

1.08 Richard H. Gomez

1.09 Michelle J. Mathews-Spradlin

1.10 Peter H. Rothschild

1.11 Kirk Tanner

1.12 Arthur B. Winkleblack

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2024.

3.	Advisory resolution to approve executive compensation.

4.	Stockholder proposal regarding cage-free eggs, if properly presented at the Annual Meeting.

5.	Stockholder proposal regarding an independent Board Chair, if properly presented at the Annual Meeting.

6.	Stockholder proposal requesting a racial equity audit, if properly presented at the Annual Meeting.

* If any other matters properly come before the meeting, shares represented by properly submitted proxies will be voted on such matters in the discretion of the persons named as proxies in the Company’s proxy card.

Only stockholders of record as of the close of business on March 25, 2024, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.